PROSPECTUS
                                                                     May 1, 1995

Lexington  International Fund, Inc.

P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
         Toll Free: Service--1-800-526-0056
24 Hour Account Information--1-800-526-0052

    A NO-LOAD MUTUAL FUND WHOSE INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN COMPANIES DOMICILED IN FOREIGN COUNTRIES.

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        Lexington  International  Fund (the  "Fund")  is a no-load  open-end
    diversified   management   investment  company.  The  Fund's  investment
    objective is to seek long-term  growth of capital through  investment in
    common  stocks  and  equivalents  of  companies   domiciled  in  foreign
    countries.

        Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares.

        This Prospectus sets forth information about the Fund you should know before investing. It should be read and retained for future reference.

        A Statement of Additional Information dated May 1, 1995, which provides a further discussion of certain matters in this Prospectus and other matters that may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the appropriate telephone number above or write to the address listed above.

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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      Investors Should Read and Retain this Prospectus for Future Reference

                                    FEE TABLE

Annual Fund Operating Expenses: (as a percentage of average net assets):
    Management fees ..........................................................................................  1.00%
    12b-1 fees ...............................................................................................  0.25%
    Other fees ...............................................................................................  1.14%
                                                                                                                ----
    Total Fund Operating Expenses ............................................................................  2.39%
                                                                                                                ====

Example:                                                                        1 year   3 years   5 years   10 years
                                                                                ------   -------   -------   --------

You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each period ....................................   $24.21    $74.55   $127.55   $272.63

*These expenses may not exceed 0.25% of the Fund's average net assets annually. (See "Distribution Plan"). After a substantial period, these expenses may total more than the maximum sales expense that would have been permissible if imposed entirely as an initial sales charge.

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" below.) The Expenses and Example appearing in the table above are based on the Fund's expenses for the period from January 3, 1994 to December 31, 1994. The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

    The following Per Share Income and Capital Changes Information for the period January 3, 1994 (commencement of operations) to December 31, 1994 has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the Financial Statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report, which contains additional performance information, is available upon request and without charge.

Selected Per Share Data for a share outstanding throughout the period:

                                                                                            January 3, 1994
                                                                                           (commencement of
                                                                                            operations) to
                                                                                           December 31, 1994
                                                                                           -----------------

Net asset value, beginning of period .......................................................    $10.00
                                                                                                ------
Income (loss) from investment operations:
  Net investment loss ......................................................................      (.08)
  Net realized and unrealized gain on investments ..........................................       .67
                                                                                                ------
       Total income from investment operations .............................................       .59
                                                                                                ------

Less distributions:
  Distributions from net realized capital gains ............................................      (.10)
  Distributions in excess of net realized capital gains (Temporary book-tax difference) ....      (.12)
                                                                                                ------
       Total distributions .................................................................      (.22)
                                                                                                ------
Net asset value, end of period .............................................................    $10.37
                                                                                                ======
Total return ...............................................................................      5.87%
Ratio to average net assets:
  Expenses 2.39%
  Net investment loss ......................................................................      (.94%)
Portfolio turnover .........................................................................    100.10%
Net assets at end of period (000's omitted) ................................................    $17,843

                        INVESTMENT OBJECTIVE AND POLICIES

    Lexington International Fund (the "Fund"), a series of Lexington International Fund, Inc. (the "Company"), is an open-end, diversified management investment company. The Fund's investment objective is to seek long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries.

    The Fund will seek to achieve its objective through investment in a diversified portfolio of securities that will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which consist of money market instruments of foreign and domestic companies and U.S. government and foreign governments, governmental agencies and international organizations. There can be no assurance that the Fund will be able to achieve its investment objective.

    The Fund will at all times invest at least 65% or more of its assets in at least three countries outside of the United States. The Fund is not required to maintain any particular geographic or currency mix of its investments, nor is it required to maintain any particular proportion of stocks, bonds or other securities in its portfolio. The Fund may, however, invest substantially or primarily in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available from investments in equity securities. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The Fund intends to invest in debt securities which on the date of investment are within the four highest ratings of Moody's Investors Service (Aaa, Aa, A, Baa for bonds; and within the three highest ratings, MIG 1, MIG 2, MIG 3 for notes; P-1 for commercial paper; VMIG 1, VMIG 2 for variable rate securities) or Standard & Poor's Corporation (AAA, AA, A, BBB for bonds; A-1 for commercial paper). The Fund may invest in bonds which are not rated if, based upon credit analysis by LMC, it is believed that such bonds are of comparable quality to investment grade bonds. Bonds rated Baa or BBB while considered investment grade may have speculative characteristics as well. A defensive position would exist when in the judgment of LMC conditions in the securities market would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the shareholders. At such time, the Fund may temporarily invest up to 100% of its assets in debt obligations, which consist of repurchase agreements, money market instruments of foreign or domestic companies and U.S. Government and foreign governments, governmental and international organizations.

    The Fund intends to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, LMC ordinarily considers such factors as prospects for relative economic growth; expected levels of inflation and interest rates; government policies influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors-all in relation to the prevailing prices of the securities in each country or region.

    Investments may be made in companies based in (or governments of or within) the Pacific Basin (mainly Japan, Australia, Singapore, Malaysia and Hong Kong) and Western Europe (mainly the United Kingdom, Germany, Switzerland, the Netherlands, France, Sweden, Spain, Italy, Belgium, Norway and Denmark), as well as such other areas and countries as LMC may determine from time to time. The Fund may invest in companies located in developing countries without limitation. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of companies. Prices on these exchanges tend to be volatile and in the past these exchanges have offered greater potential for gain, as well as loss, than exchanges in developed countries. While the Fund invests only in countries that it considers as having relatively stable and friendly governments it is possible that certain Fund investments could be subject to foreign expropriation or exchange control restrictions. See "Risk Considerations" on Page 5.

    Although the Fund does not intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed whenever the adviser deems it appropriate to do so, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 75%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. The Fund's portfolio turnover rate for the year ended December 31, 1994 was 100.10%. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

Certain Investment Methods: The Fund may from time to time engage in the following investment practices:

Settlement Transactions-The Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

    To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

    Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

Portfolio Hedging-When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund, for hedging purposes only, may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that LMC expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the investment adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit such transactions to not more than 70% of total Fund assets.

Forward Commitments-The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Covered Call Options-The Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy that security at a stated exercise price at any time until a stated expiration date of the option. The premium paid by the purchaser of an option will be income to the Fund.

Repurchase Agreements-A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United

States government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 10% of the total assets of the Fund.

    Except as otherwise specifically noted, the Fund's investment objective and its investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.

Portfolio Transactions

    The primary consideration in placing security transactions is execution at the most favorable prices, consistent with best execution. See the Statement of Additional Information for a further discussion of brokerage allocation.

                               RISK CONSIDERATIONS

    Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

Foreign Currency Considerations

    The Fund's assets will be invested in securities of foreign companies and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

    The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire inmmediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Investment and Repatriation Restrictions

    Some foreign countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed under "Investment

Restrictions" in the Statement of Additional Information. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

    In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

    Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

Foreign Securities Markets

    Trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

    Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Further, these Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Further risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in the Prospectus and in the Statement of Additional Information.

Economic and Political Risks

    The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

    With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.

                             INVESTMENT RESTRICTIONS

    The Fund's investment program is subject to a number of investment restrictions which reflect self imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that:

    (1) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund only will invest up to 5% of its total assets in reverse repurchase agreements.

    (2) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (3) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    (4) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    The forgoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the majority of the shareholders of the Fund.

    The investment policies described below are non-fundamental, therefore, changes to such policies may be made in the future by the Board of Directors without the approval of the shareholders of the Fund:

    (1) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    (2) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

    The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.

                             MANAGEMENT OF THE FUND

    The Company has a Board of Directors which establishes the Fund's policies and supervises and reviews the operations and management of the Fund. Lexington Management Corporation ("LMC"), P.O. Box 1515 Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser of shares of the Fund. For its investment management services to the Fund, LMC will receive a monthly fee at the annual rate of 1% of the Fund's average daily net assets which is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. Lexington Funds Distributor, Inc. ("LFD"), a registered broker-dealer, is the Fund's distributor. LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses. The operating expenses of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities.

    LMC was established in 1938 and currently manages and administers over $3.8 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations that own significant amounts of capital stock of LMC's parent, Piedmont Management Company Inc. The clients pay fees that LMC considers comparable to the fees paid by similarly served clients.

    LMC and LFD are wholly-owned subsidiaries of Piedmont Management Company Inc., a Delaware corporation with offices at 80 Maiden Lane, New York, New York 10038. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities are the beneficial owners of a majority of the shares of Piedmont Management Company Inc. common stock. See "Investment Adviser and Distributor" in the Statement of Additional Information.

                               PORTFOLIO MANAGER

    The Fund is managed by an investment management team. Richard T. Saler is the lead manager.

    Richard T. Saler, Senior Vice President, Director of International Investment Strategy of LMC is responsible for international investment analysis and portfolio management at LMC. He has nine years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

                             HOW TO PURCHASE SHARES

Initial Investment-Minimum $1,000. By Mail: Send a check payable to Lexington International Fund along with a completed New Account Application to State Street Bank and Trust Company (the "Agent").

Subsequent Investments-Minimum $50. By Mail: Send a check payable to Lexington International Fund to the Agent, accompanied by either the detachable form which is part of the confirmation of a prior transaction or a letter indicating the dollar amount of the investment and identifying the Fund, account number and registration.

Broker-Dealers: You may invest in shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc., and other financial institutions and who have selling agreements with LFD. Broker-dealers and financial institutions who process such purchase and sale transactions for their customers may charge a transaction fee for these services. The fee may be avoided by purchasing shares directly from the Fund.

The Open Account: By investing in the Fund, a shareholder appoints the Agent, as his agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions which are paid in additional shares. Stock certificates will be issued for full shares only when requested in writing. Unless payment for shares is made by certified or cashier's check or federal funds wire, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

    After an Open Account is established, payments can be provided for by "Lex-O-Matic" or other authorized automatic bank check program accounts (checks drawn on the investor's bank periodically for investment in the Fund).

    On payroll deduction accounts administered by an employer and on payments into qualified pension or profit sharing plans and other continuing purchase programs, there are no minimum purchase requirements.

Determination of Net Asset Value: The net asset value of the shares of the Fund is computed as of the close of trading on each day the New York Stock Exchange is open, by dividing the value of the Fund's securities plus any cash and other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which the over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of 60 days or less are valued at cost when it is determined by the Fund's Board of Directors that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Directors.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the New York Stock Exchange (the "Exchange"). Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by LMC and approved in good faith by the Directors.

    For purposes of determining the net asset value per share of the Fund all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major bank.

Terms of Offering: If an order to purchase shares is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund. To recover any such loss the Fund reserves the right to redeem shares owned by the purchaser, seek reimbursement directly from the purchaser and may prohibit or restrict the purchaser in placing future orders in any of the Lexington Funds.

    The Fund reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including shareholders of the Fund's special investment programs. An order to purchase shares is not binding on the Fund until it has been confirmed by the Agent.

Account Statements: The Agent will send shareholders either purchasing or redeeming shares of the Fund, a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of shares purchased or redeemed, the purchase or redemption price per share, and the amount purchased or redemption proceeds. A statement is also sent to shareholders whenever a distribution is paid, or when a change in the registration, address, or dividend option occurs. Shareholders are urged to retain their account statements for tax purposes.

                              HOW TO REDEEM SHARES

By Mail: Send to the Agent: (1) a written request for redemption, signed by each registered owner exactly as the shares are registered including the name of the Fund, account number and exact registration; (2) stock certificates for any shares to be redeemed which are held by the shareholder; (3) signature guarantees, when required, and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Agent. If a shareholder has any questions regarding the requirements for redeeming shares, he should call the Fund at the toll free number on the back cover prior to submitting a redemption request. If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Agent and the effective date of redemption will be the date received by the Agent.

    Checks for redemption proceeds will normally be mailed within seven days, but will not be mailed until all checks in payment for the shares to be redeemed have been cleared.

Signature Guarantee: Signature guarantees are required in connection with (a) redemptions by mail involving $10,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; (c) changes in instructions as to where the proceeds of redemptions are to be sent, and (d) share transfer requests.

    The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A notary public is not an acceptable guarantor.

    With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment ("stock power") specifying the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption and, if shares held by the Agent are also being redeemed, on the letter or stock power.

Redemption Price: The redemption price will be the net asset value per share of the Fund next determined after receipt by the Agent of a redemption request in proper form (see "Determination of Net Asset Value" in the Statement of Additional Information).

    The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC") determines that trading on the Exchange is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem all shares in an account with a value of less than $500 (except retirement plan accounts) for reasons other than market fluctuations and mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have 30 days to make an additional investment to bring their accounts up to the required minimum.

                              SHAREHOLDER SERVICES

Transfer: Shares of the Fund may be transferred to another owner. A signature guarantee of the registered owner is required on the letter of instruction or accompanying stock power.

Systematic Withdrawal Plan: Shareholders may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

Group Sub-Accounting: To minimize recordkeeping by fiduciaries, corporations and certain other investors, the minimum initial investment may be waived.

                               EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged for shares of the following Lexington Funds on the basis of relative net asset value per share, next determined at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single investor have a value in excess of $500,000, the shares of the Fund will not be purchased until the fifth business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Fund. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    The Lexington Funds currently available for exchange are:

LEXINGTON GLOBAL FUND, INC. (NASDAQ Symbol: LXGLX)/Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC. (NASDAQ Symbol: LEXGX)/Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries.

LEXINGTON RAMIREZ GLOBAL INCOME FUND (NASDAQ Symbol: LEBDX)/Seeks high current income. Capital appreciation is a secondary objective.

LEXINGTON CORPORATE LEADERS TRUST FUND (NASDAQ Symbol: LEXCX)/Seeks long-term capital growth and income through investment in an equal number of shares of the common stocks of a fixed list of American blue chip corporations.

LEXINGTON GROWTH AND INCOME FUND, INC. (NASDAQ Symbol: LEXRX)/Seeks long-term capital appreciation through investments in stocks of large, ably managed and well financed companies. Income is a secondary objective.

LEXINGTON GOLDFUND, INC. (NASDAQ Symbol: LEXMX)/Seeks capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold bullion and equity securities of companies engaged in mining or processing gold throughout the world. Shares are not presently available for sale in Wisconsin.

LEXINGTON CONVERTIBLE SECURITIES FUND (NASDAQ Symbol: CNCVX)/Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock. Shares are not presently available for sale in Vermont.

LEXINGTON GNMA INCOME FUND, INC. (NASDAQ Symbol: LEXNX)/Seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA Certificates.

LEXINGTON  SHORT-INTERMEDIATE  GOVERNMENT  SECURITIES FUND, INC. (NASDAQ Symbol:
LSGXX)/Seeks current income as is consistent with preservation of capital by investing in a portfolio of U.S. Government Securities.

LEXINGTON MONEY MARKET TRUST (NASDAQ Symbol: LMMXX)/Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short term money market instruments.

LEXINGTON TAX FREE MONEY FUND, INC. (NASDAQ Symbol: LTFXX)/Seeks current income exempt from Federal income taxes while maintaining liquidity and stability of principal through investment in short term municipal securities.

    Shareholders in any of these funds may exchange all or part of their shares for shares of one or more of the other funds, subject to the conditions described herein. The Exchange Privilege enables a shareholder in any of these funds to acquire shares in a fund with a different investment objective when the shareholder believes that a shift between funds is an appropriate investment decision. Shareholders contemplating an exchange should obtain and review the prospectus of the fund to be acquired. If an exchange involves investing in a Lexington Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the minimum initial investment of the fund being purchased. If, however, an account already exists in the fund being bought, there is a $500 minimum exchange required. Shareholders must provide the account number of the existing account. Any exchange between mutual funds is, in effect, a redemption of shares in one fund and a purchase in the other fund. Shareholders should consider the possible tax effects of an exchange.

TELEPHONE EXCHANGE PROVISIONS-Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of 7 days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at the Agent; shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days written notice to the address of record. If the shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

    Exchange Authorization forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

    This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

                         TAX-SHELTERED RETIREMENT PLANS

    The Fund offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Salary Reduction Plans, Section 457 Deferred Compensation Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC. For further information call 1-800-526-0056. (See "Tax Sheltered Retirement Plans" in the Statement of Additional Information.)

                             PERFORMANCE CALCULATION

    The Fund will calculate performance on a total return basis for various periods. The total return basis combines changes in principal and dividends for the periods shown. Principal changes are based on the difference between the beginning and closing net asset value for the period and assumes reinvestment of dividends paid by the Fund. Dividends are comprised of net investment income and net realized capital gains, respectively.

    Performance will vary from time to time and past results are not necessarily representative of future results. A shareholder should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

    Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones Industrial Average Index, Standard & Poor's 500 Composite Stock Price Index and Morgan Stanley Capital International World Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. Further information about the Fund's performance is contained in the annual report, which may be obtained without charge.

                                DISTRIBUTION PLAN

    The Board of Directors of the Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, after having concluded that there is a resonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides that the Fund may pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

    Distribution payments will be made as follows: The Fund either directly or through the Adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing, prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund: the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, (LMC and LFD may also pay, from their own past profits, additional amounts to third parties for distribution-related expenses) incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income to shareholders annually or more frequently if necessary in order to comply with distribution requirements of the Code to avoid the imposition of regular Federal income tax, and if applicable, a 4% excise tax.

    Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares-The Open Account").

                                   TAX MATTERS

    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) so that, in addition to satisfying the distribution requirement of Subchapter M, the Fund will not be subject to federal income tax or the 4% excise tax.

    Distributions by the Fund of its net investment income (which includes certain foreign currency gains and losses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Because the Fund's investment income will include almost entirely dividends from foreign corporations and the Fund may have interest income and short-term capital gains, substantially all of the ordinary income dividends paid by the Fund should not qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

    A portion of the income earned by the Fund may be subject to foreign withholding taxes. The economic effect of such withholding taxes upon the return earned by the Fund cannot be predicted. Under certain circumstances, the Fund may elect to "pass-through" to its shareholders the income or other taxes paid by the Fund to foreign governments during a year. Each shareholder will be required to include his pro rata portion of these foreign taxes in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed-through", will be sent to shareholders promptly after the end of each year.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    A shareholder will recognize gain or loss upon the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid this back-up withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

                  ORGANIZATION AND DESCRIPTION OF COMMON STOCK

    The Company is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on November 24, 1993, and has authorized capital of 1,000,000,000 shares of common stock, par value $.001 of which 500,000,000 have been designated to the Lexington International Fund Series. Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Company and in the Company's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

    The Company will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS

    Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1995.

                                OTHER INFORMATION

    This prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Fund.

    The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the outstanding shares. Such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

    No person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

                                -----------------
                                L E X I N G T O N
                                -----------------




                                -----------------

                                    LEXINGTON

                                  INTERNATIONAL
                                    FUND, INC.

                                -----------------

                                 International
                                 diversification
                                 Free telephone
                                 exchange privilege
                                 No sales charge
                                 No redemption fee

                                -----------------


                               The Lexington Group
                                       of
                                     No-Load
                              Investment Companies

                                -----------------




                              P R O S P E C T U S

                                   MAY 1, 1995
                                   -----------



Investment Adviser
-------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Distributor
-------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

All shareholder requests for services of any kind should be sent to:

Transfer Agent
-------------------------------------------------
STATE STREET BANK AND TRUST  COMPANY
c/o National  Financial  Data Services
1004 Baltimore
Kansas City, Missouri 64105

or call toll free:
Service: 1-800-526-0056
24 Hour Account Information: 1-800-526-0052


Table of Contents                            Page
-------------------------------------------------
Fee Table ....................................  2
Financial Highlights .........................  2
Investment Objective and Policies ............  3
Risk Considerations ..........................  5
Investment Restrictions ......................  6
Management of the Fund .......................  8
Portfolio Manager ............................  8
How to Purchase Shares .......................  8
How to Redeem Shares ......................... 10
Shareholder Services ......................... 10
Exchange Privilege ........................... 11
Tax-Sheltered Retirement Plans ............... 12
Performance Calculation ...................... 12
Distribution Plan ............................ 13
Dividend, Distibution and Reinvestment Policy  13
Tax Matters .................................. 13
Organization and Description of Common Stock . 15
Custodian, Transfer Agent and
  Dividend Disbursing Agent .................. 15
Counsel and Independent Auditors ............. 15
Other Information ............................ 15

                   LEXINGTON INTERNATIONAL FUND, INC.

                  STATEMENT OF ADDITIONAL INFORMATION
                              MAY 1, 1995


     This Statement of Additional Information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington International Fund, Inc. (the "Fund"), dated May 1, 1995, and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

         Shareholder Services Information:  1-800-526-0056
              24 Hour Account Information:  1-800-526-0052

Lexington Management Corporation is the Fund's investment adviser. Lexington Funds Distributor, Inc. is the Fund's distributor.

                           TABLE OF CONTENTS


Investment Objective and Policies  . . . . . . . . . . . . . . . . . 2

Risk Considerations. . . . . . . . . . . . . . . . . . . . . . . . . 3

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . 5

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . 8

Investment Adviser, Distributor and Administrator  . . . . . . . .  10

Portfolio Transactions and Brokerage Commissions . . . . . . . . . .11

Determination of Net Asset Value . . . . . . . . . . . . . . . . . .12

Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . . .12

Telephone Exchange Provisions. . . . . . . . . . . . . . . . . . . .13

Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . .14

Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

Performance Calculation. . . . . . . . . . . . . . . . . . . . . . .21

Shareholder Reports. . . . . . . . . . . . . . . . . . . . . . . . .22

Other Information. . . . . . . . . . . . . . . . . . . . . . . . . .22

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .23

                   INVESTMENT OBJECTIVE AND POLICIES

     For a full description of the Fund's investment objective and policies, see the Prospectus under "Investment Objective and Policies".

CERTAIN INVESTMENT METHODS

Settlement Transactions - When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates the prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

Portfolio Hedging - Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Fund's investment adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the investment adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

Forward Commitments - The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Covered Call Options - Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the investment adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options.

Repurchase Agreements - A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. In addition if bankruptcy proceedings are commenced with respect to the seller,be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.

     Except as otherwise specifically noted, the Fund's investment objective and its investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.


                          RISK CONSIDERATIONS

Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

Foreign Currency Considerations

     The Fund's assets will be invested in securities of foreign companies and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Investment and Repatriation Restrictions

     Some foreign countries may have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

     In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.


Foreign Securities Markets

     Trading volume on foreign country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

     Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Further, these Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Economic and Political Risks

     The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.


                        INVESTMENT RESTRICTIONS

     The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) the Fund will not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and
          (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding
          5% of the value of its total assets at the time when the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In addition to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the
Fund:

     (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.


     (4) The Fund will not purchase securities of an issuer if to the Fund's knowledge, one or more of the Directors or officers of the Fund or LMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Fund hold the securities of such issuer.

     (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (6) The Fund will not, except for investments which, in the aggregate, do not exceed 5% of the Fund's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

     (7) The Fund will not invest for the purpose of exercising control over or management of any company.

     (8) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on a United States securities exchange shall not exceed 2% of the Fund's net assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

     (9) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
          Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (10) The Fund will not purchase interests in oil, gas, mineral leases or other exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other materials.

The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                        MANAGEMENT OF THE FUND


     The Directors and executive officers of the Fund and their principal occupations are set forth below:

*+ROBERT M. DEMICHELE, President and Director. P.O. Box 1515, Saddle Brook,
     N.J. 07663. Chairman and Chief Executive Officer, Lexington
     Management Corporation; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.; President and Director, Piedmont Management Company, Inc.; Director, Reinsurance Corporation of New York; Director, Unione Italiana Reinsurance; Vice Chairman of the Board of Trustees, Union College; Director, Continental National Corporation; Director, The Navigator's Group, Inc.; Chairman, Lexington Capital Management, Inc.; Chairman, LCM Financial Services, Inc.; Director, Vanguard Cellular Systems, Inc.; Chairman of the Board, Market System Research, Inc. and Market Systems Research Advisors, Inc. (registered investment advisers); Trustee, Smith Richardson Foundation.
  +BEVERLEY C. DUER, Director, 340 East 72nd Street, New York, N.Y. 10021.
     Private Investor.  Formerly, Manager of Operations Research
     Department - CPC International, Inc.
*+BARBARA R. EVANS, Director. 5 Fernwood Road, Summit, N.J. 07901. Private
     Investor. Prior to May,1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation; prior to March 1987, Vice President - Institutional Equity Sales, L.F. Rothschild, Unterberg, Towbin.
*+LAWRENCE KANTOR, Vice President and Director. P.O. Box 1515, Saddle
     Brook, N.J. 07663. Managing Director, General Manager and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.
  +DONALD B. MILLER, Director. 10725 Quail Covey Road, Boynton Beach, FL
     33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds;
     Director, Maquire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).
  +FRANCIS OLMSTED, Director. 50 Van Hooten Court, San Anselmo, CA 94960.
     Private Investor. Formerly, Manager - Commercial Development (West Coast) Essex Chemical Corporation, Clifton, New Jersey (chemical manufacturers).
  +JOHN G. PRESTON, Director. 3 Woodfield Road, Wellesley, Massachusetts
     02181. Associate Professor of Finance, Boston College, Boston,
     Massachusetts.
  +MARGARET RUSSELL. Director. 55 North Mountain Avenue, Montclair, N.J.
     07042. Private Investor. Formerly, Community Affairs Director, Union Camp Corporation.
  +PHILIP C. SMITH, Director. 87 Lord's Highway, Weston, Connecticut 06883.
     Private Investor; Director, Southwest Investors Income Fund, Inc., Government Income Fund, Inc., U.S. Trend Fund, Inc., Investors Cash Reserve and Plimony Fund, Inc.
  +FRANCIS A. SUNDERLAND, Director. 309 Quito Place, Castle Pines, Castle
     Rock, Colorado 80104.  Private Investor.

*+RICHARD T. SALER, Vice President and Portfolio Manager. P.O. Box 1515,
     Saddle Brook, NJ 07663. Senior Vice President, Director of International Investment Strategy. Lexington Management Corporation. Prior to July 1992, Securities Analyst, Nomura Securities, Inc. Prior
     to November 1991, Vice President, Lexington Management Corporation. *+LISA CURCIO, Vice President and Secretary. P.O. Box 1515, Saddle Brook,
     N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds
     Distributor, Inc.
*+RICHARD M. HISEY, Vice President and Treasurer. P.O. Box 1515, Saddle
     Brook, N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation; Chief Financial Officer,
     Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.
*+RICHARD LAVERY, CLU ChFC, Vice President. P.O. Box 1515, Saddle Brook,
     N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.
*+JANICE CARNICELLI, Vice President. P.O. Box 1515, Saddle Brook, N.J.
     07663.
*+CHRISTIE CARR, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP. *+SIOBHAN GILFILLAN, Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
     07663.
*+THOMAS LUEHS, Assistant Treasurer.   P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to November 1993, Supervisor of Investment Accounting, Alliance Capital Management.
*+SHERI MOSCA, Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to September 1990, Fund Accounting Manager, Lexington
     Group of Investment Companies.
*+ANDREW PETRUSKI, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to May 1994, Supervising Senior Accountant, NY Life Securities. Prior to December 1990, Senior Accountant, Dreyfus Corporation.
*+PETER CORNIOTES, Assistant Secretary. P.O. Box 1515, Saddle Brook, N.J.
     07663. Assistant Secretary, Lexington Management Corporation.
     Assistant Secretary, Lexington Funds Distributor, Inc.
*+ENRIQUE J. FAUST, Assistant Secretary. P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Management Corporation.

* "Interested person" and/or "Affiliated person" of LMC as defined in the Investment Company Act of 1940, as amended.

+ Messrs. Corniotes, DeMichele, Duer, Faust, Hisey, Kantor, Lavery, Luehs, Miller, Olmsted, Petruski, Preston, Saler, Smith and Sunderland and Mmes. Carnicelli, Carr, Curcio, Evans, Gilfillan, Mosca, and Russell hold similar officers with some or all of the other investment companies advised and/or distributed by LMC and LFD.

     Directors not employed by the Fund or its affiliates receive an annual fee of $600 and a fee of $150 for each meeting attended plus reimbursement of expenses for attendance at regular meetings. The Board does not have any audit, nominating or compensation committees. During the year ended December 31, 1994, the aggregate remuneration paid by the Fund to seven such directors was $12,009.

                      Aggregate         Total Compensation         Number of
Name of Director   Compensation From         From Fund         Directorships in
                         Fund            and Fund Complex        Fund Complex
---------------    -----------------    ------------------     ----------------

Robert M. DeMichele        0                    0                      15

Beverley C. Duer         $1350               $20,250                   15

Barbara R. Evans           0                    0                      14

Lawrence Kantor            0                    0                      15

Donald B. Miller         $1350               $20,250                   14

Francis Olmsted          $1350               $18,900                   13

John G. Preston          $1350               $20,250                   14

Margaret Russell         $1350               $18,900                   13

Philip C. Smith          $1350               $20,250                   14

Francis A. Sunderland    $1200               $16,800                   13



           INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle
Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Management Agreement dated December 7, 1993, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated December 7, 1993, (the "Distribution Agreement"). Both of these agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on December 6, 1994. LMC makes recommendations to the Fund with respect to its investments and investment policies.

     LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     LMC's investment advisory fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitation would require LMC to reduce its fee so that ordinary expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, plus 2.0% of the next $70 million, plus 1.5% of the Fund's average daily net assets in excess of $100 million. LFD pays the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

     The Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement or the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940. LMC is paid an investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 1994, the Fund paid LMC $152,230 in investment advisory fees.

     LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     LMC and LFD are wholly owned subsidiaries of Piedmont Management Company Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Piedmont Management Company Inc.

     Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Lavery, Luehs, Petruski and Saler and Mmes. Carnicelli, Carr, Curcio, Gilfillan and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.


           PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met. Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the person so commissions paid are "reasonable in the relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for executions services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

                   DETERMINATION OF NET ASSET VALUE

     The Fund calcultes net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.


                           DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, which provides that the Fund may pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

     Distribution payments will be made as follows: The Fund either directly or through the adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

     Quarterly, in each year that this Plan remains in effect, the Fund's Treasurer shall prepare and furnish to the Directors of the Fund a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

     The Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Fund's Directors and the Qualified Directors (as defined below), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

     The Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually a majority vote of the Directors of the Fund, including a majority of the Qualified Directors cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval. All material amendments to this Plan must be approved by a vote of the Directors of the Fund, and of the Qualified Directors (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

     The Plan may be terminated at any time by a majority vote of the Directors who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Directors") or by vote of an majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

     While this Plan shall be in effect, the selection and nomination of the"non-interested" Directors of the Fund shall be committed to the discretion of the Qualified Directors then in office.


                     TELEPHONE EXCHANGE PROVISIONS

     Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

     Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

     By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty
(30) days written notice to the address of record. If the shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

     Exchange Authorizations forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

     LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.

     This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.


                    TAX-SHELTERED RETIREMENT PLANS

     The Fund makes available a variety of Prototype Pension and Profit Sharing plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

     INDIVIDUAL RETIREMENT ACCOUNT ("IRA"): Individuals may make tax deductible contributions to their own Individual Retirement Accounts established under Section 408 of the Internal Revenue Code (the "Code"). Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have an adjusted gross income of $40,000 of less ($25,000 or less for single taxpayers) may continue to make a $2,000 ($2,500 for spousal IRAs) annual deductible IRA contribution. For adjusted gross incomes above $40,000 ($25,000 for single taxpayers, the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 ($2,250 spousal) IRA contribution because of the limitations may make a nondeductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on nondeductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

     The minimum initial investment to establish a tax-sheltered plan is $250. Subsequent investments are subject to a minimum of $50 for each account.

     SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individuals earned annual income (as defined in the Code) and in applying these limitations not more than $200,000 of "earned income" may be taken into account.

     CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

     All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the Plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

     An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.


                              TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

     Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

     The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earning or capital gain from the PFIC. If the Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

     Under recently proposed Treasury Regulations the Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). Since an insignificant portion of the Fund will be invested in stock of domestic corporations, the ordinary dividends distributed by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental superfund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund.
If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.
No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


Sale or Redemption of Shares

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S.
trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                        PERFORMANCE CALCULATION

     For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

      n
P(l+T)   = ERV

Where:  P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years (1, 5 or 10)

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of timely assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund s total return for the one year period ending December 31, 1994 was 5.87%.


                          SHAREHOLDER REPORTS

     Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by KPMG Peat Marwick LLP, the Fund's independent auditors.


                           OTHER INFORMATION

     As of February 23, 1995, the following persons are known by Fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of Lexington International Fund, Inc.: Piedmont Associates, Ltd., P.O. Box 20124, Greensboro, N.C. 27420, 29% and Hillsdale Fund, c/o Piedmont Financial Company, P.O. Box 20124, Greensboro, N.C. 27420, 13%.

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington International Fund, Inc.:


    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington International Fund, Inc. as of December 31, 1994, and the related statements of operations, changes in net assets, and the financial highlights for the period from January 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington International Fund, Inc. as of December 31, 1994, and the results of its operations, its changes in its net assets and the financial highlights for the period from January 3, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


New York, New York
February 6, 1995

Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1994

(Left Column)

Number of                                                                 Value
 Shares            Security                                             (Note 1)
--------------------------------------------------------------------------------

            Argentina: 0.8%
  7,000    *YPF Sociedad Anonima (ADR) ............................  $   149,625
                                                                     -----------

            Australia: 3.8%
 55,500     Mayne Nickless, Ltd. ..................................      283,882
 76,400    *TabCorp Holdings, Ltd. ................................      139,144
 14,000    *TabCorp Holdings, Ltd. (ADR)1 .........................      255,500
                                                                     -----------
                                                                         678,526
                                                                     -----------

            Belgium: 1.2%
  2,800    *Union Miniere .........................................      217,347
                                                                     -----------

            Canada: 1.6%
  6,800     Inco, Ltd. ............................................      194,650
 60,200    *Markborough Properties, Inc. ..........................       92,352
                                                                     -----------
                                                                         287,002
                                                                     -----------

            Chile: 0.4%
  7,000     Banco Osorno (ADR) ....................................       75,250
                                                                     -----------

            France: 5.9%
  3,600     Assurances Generale de France .........................      143,028
  5,380     Banque Nationale de Paribas ...........................      247,525
    885     Cetelem ...............................................      158,391
  3,040     Compagnie de Suez .....................................      139,580
    600     Elf Aquitaine .........................................       42,267
  2,100     Societe Generale ......................................      220,784
  4,200     Union De Assurance de Paris ...........................      108,463
                                                                     -----------
                                                                       1,060,038
                                                                     -----------

            Germany: 1.4%
    180     Deutsche Bank AG ......................................       83,639
  1,520    *Pfaff GM AG ...........................................      168,725
                                                                     -----------
                                                                         252,364
                                                                     -----------

            Hong Kong: 1.2%
127,000     Semi-Tech Global Company, Ltd. ........................      214,210
                                                                     -----------

            Hungary: 0.2%
  2,000    *Fotex RT (ADR)1 .......................................       31,500
                                                                     -----------

            Indonesia: 0.6%
100,000     Argha Karya Prima Industries ..........................      104,688
                                                                     -----------

            Ireland: 3.3%
 31,000     Jefferson Smurfit Group ...............................      179,449
462,500    *Waterford Glass/Wedgewood
              Holdings Plc ........................................      410,289
                                                                     -----------
                                                                         589,738
                                                                     -----------

(Right Column)

Number of                                                                 Value
 Shares            Security                                             (Note 1)
--------------------------------------------------------------------------------

            Israel: 0.5%
  8,800    *First Israel Fund, Inc. ...............................  $    88,000
                                                                     -----------

            Italy: 0.7%
 36,000    *Finanza & Futuro Holdings SPA .........................      126,725
                                                                     -----------

            Japan: 41.9%
  3,000     Chubu Steel Plate Company, Ltd. .......................       19,740
 72,000     Chuetsu Pulp & Paper Company, Ltd. ....................      397,191
 31,000     Daicel Chemical Industries, Ltd. ......................      174,745
 22,000    *Denki Kagaku Kogyo K.K. ...............................       90,912
 14,000     Honda Motor Company, Ltd. .............................      248,545
 46,000     Ichikoh Industries, Ltd. ..............................      209,930
 34,000     Japan Vilene Company, Ltd. ............................      238,375
 20,000     Joshin Denki Company, Ltd. ............................      282,848
 25,000     Kankaku Securities, Ltd. ..............................      124,875
  4,000     Kanto Auto Works, Ltd. ................................       28,886
 20,000    *Kobe Steel Company, Ltd. ..............................       62,388
  4,000     Koito Manufacturing Company, Ltd. .....................       32,096
 23,000     Komatsu Forklift Company, Ltd. ........................      179,939
 19,000    *Makino Milling Company, Ltd. ..........................      171,134
 10,000     Matsushita Electric Industrial
              Company, Ltd. .......................................      164,494
 32,000     Matsushita Refrigeration Company,
              Ltd. ................................................      282,768
 12,000     Matsuzakaya Company, Ltd. .............................      156,470
 21,000     Minebea Company, Ltd. .................................      176,930
 47,300     Mitsubishi Chemical Corporation .......................      259,984
  2,000     Mori Seiki Company, Ltd. ..............................       47,944
 44,000     Nippon Chemi-Con Corporation ..........................      280,240
 13,000     Nippon Steel Chemical Company, Ltd. ...................       49,548
 39,000     Nippon Steel Corporation ..............................      146,690
 35,000    *Nippon Yakin Kogyo Company, Ltd. ......................      207,122
  1,000     Nissan Diesel Motor Company, Ltd. .....................        5,577
 49,000     NKK Corporation .......................................      135,646
 23,000     NOK Corporation .......................................      219,158
  8,000     Nomura Securities Company, Ltd. .......................      166,098
 25,000     NTN Toyo Bearing Company, Ltd. ........................      187,312
 14,000     Okasan Securities, Ltd. ...............................       92,678
 16,000     Royal Company, Ltd. ...................................      245,537
 14,000     Sakai Chemical Industry Company,
              Ltd. ................................................      101,665
 29,000     Sansui Electric Company, Ltd. .........................       81,445
 16,000     Seino Transportation Company, Ltd. ....................      292,077
 36,000     Settsu Corporation ....................................      145,517
  6,000     Shinobu Foods Product Company, Ltd. ...................       68,605
 37,000     Showa Denko Corporation ...............................      129,519
  6,300     Sony Corporation ......................................      357,021
 23,000     Stanley Electric Company, Ltd. ........................      173,480
  7,000     Tokai Pulp Company, Ltd. ..............................       67,262

Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1994 (continued)

(Left Column)

Number of                                                                 Value
 Shares            Security                                             (Note 1)
--------------------------------------------------------------------------------

            Japan (continued)
 90,000    *Tosoh Corporation .....................................  $   362,888
 22,000     Ube Industries, Ltd. ..................................       84,955
 31,000     Yamaichi Securities Company, Ltd. .....................      234,444
  6,000     Yamanouchi Pharmaceutical
              Company, Ltd. .......................................      123,370
 16,000     Yamato Kogyo Company, Ltd. ............................      163,692
                                                                     -----------
                                                                       7,471,740
                                                                     -----------

            Malaysia: 0.6%
 17,000     Resorts World Bhd .....................................       99,922
                                                                     -----------

            Mexico: 0.5%
 16,000    *Grupo Financiero Banamex "C" ..........................       45,306
 58,000     Grupo Financiero Bancomer "C" .........................       33,537
  3,100     Tubos de Acero de Mexico, S.A. (ADR) ..................       14,532
                                                                     -----------
                                                                          93,375
                                                                     -----------

            Netherlands: 3.0%
  6,560     Boskalis Westminster Certificates .....................      133,901
 13,800     Elsevier N.V. .........................................      144,023
  2,340     Royal Dutch Petroleum Company .........................      255,008
                                                                     -----------
                                                                         532,932
                                                                     -----------

            New Zealand: 5.0%
375,100     Brierley Investments, Ltd. ............................      271,187
 30,900     Ceramco Corporation ...................................       67,217
111,100     Fisher & Paykel Industries, Ltd. ......................      323,422
 68,900     Independent Newspaper, Ltd. ...........................      231,432
                                                                     -----------
                                                                         893,258
                                                                     -----------

            Norway: 0.4%
  3,700    *Petroleum Geo Services (ADR) ..........................       68,913
                                                                     -----------


(Right Column)

Number of                                                                 Value
 Shares            Security                                             (Note 1)
--------------------------------------------------------------------------------

            South Africa: 3.6%
  7,400     Johannesburg Consolidated
              Investments, Ltd. (ADR) .............................  $   189,766
  9,600     Rustenberg Platinum Holdings,
              Ltd. (ADR) ..........................................      263,851
 13,800     Samancor, Ltd. (ADR) ..................................      193,029
                                                                     -----------
                                                                         646,646
                                                                     -----------

            Spain: 3.4%
  3,260     Corporacion Mapfre ....................................      136,194
  2,160    *Corporacion Mapfre Vida ...............................       93,192
 18,400     Iberdrola Nuevas ......................................      113,488
  9,400     Repsol S.A. ...........................................      254,903
                                                                     -----------
                                                                         597,777
                                                                     -----------

            Switzerland: 1.3%
    119     Bobst A.G. (Bearer) ...................................      137,325
    120     Union Bank of Switzerland .............................       99,595
                                                                     -----------
                                                                         236,920
                                                                     -----------

            United Kingdom: 5.9%
 48,250     Antofagasta Holdings Plc ..............................      238,013
 60,900     Body Shop International Plc ...........................      184,063
 11,860     Rio Tinto Zinc Corporation Plc ........................      153,596
 61,540     Takare Plc ............................................      212,017
 73,300     Tomkins Plc ...........................................      252,533
                                                                     -----------
                                                                       1,040,222
                                                                     -----------

            TOTAL INVESTMENTS: 87.2%
              (cost $14,968,006(D)) (Note 1) .....................   15,556,718
                                                                     -----------
            Other assets in excess
              of liabilities: 12.8% ...............................    2,286,639
                                                                     -----------
            TOTAL NET ASSETS: 100%
              (equivalent to $10.37 per share on
              1,721,220 shares outstanding) .......................  $17,843,357
                                                                     ===========

At December 31, 1994, the composition of the Fund's net assets by industry concentration was as follows:

(Left Column)

Banking ............................  5.3%
Capital Equipment .................. 10.4
Consumer Durable ................... 12.2
Consumer  Nondurable ...............  2.2
Electric & Electronics .............  0.5
Energy  Sources ....................  5.4

(Middle Column)

Financial  Services ................  7.8%
Health Care ........................  0.7
Materials .......................... 22.9
Merchandising ......................  2.6
Multi-Industry .....................  6.7
Services ...........................  8.3

(Right Column)

Transportation .....................  1.6%
Utilities ..........................  0.6
Other assets in excess
  of liabilities ................... 12.8
                                    -----
 Total Net Assets                   100.0%
                                    =====


   ADR-American Depository Receipt.
  *Non-income producing securities.
  1Restricted security.
(d)Aggregate cost for Federal income tax purposes is identical.

    The Notes to Financial Statements are an integral part of this statement.

Lexington International Fund, Inc.
Portfolio Changes
Six months ended December 31, 1994
(unaudited)

Additions
  Assurances Generale de France
  Banco Osorno (ADR)
  Bobst A.G. (Bearer)
  Body Shop International Plc
  Ceramco Corporation
  Chubu Steel Plate Company, Ltd.
  Corporacion Mapfre Vida
  Daicel Chemical Industries, Ltd.
  Denki Kagaku Kogyo K.K.
  Finanza & Futuro Holdings SPA
  Kobe Steel Company, Ltd.
  Markborough Properties, Inc.
  Mitsubishi Chemical Company
  Nippon Steel Chemical Company
  Nippon Steel Corporation
  Nissan Diesel Motor Company, Ltd.
  NKK Corporation
  Okasan Securities, Ltd.
  Sakai Chemical Industry Company, Ltd.
  Sansui Electric Company, Ltd.
  Semi-Tech Global Company, Ltd.
  Showa Denko Corporation
  Tabcorp Holdings, Ltd.
  Tabcorp Holdings, Ltd. (ADR)
  Tokai Pulp Company, Ltd.
  Tomkins Plc
  Tubos de Acero de Mexico, S.A. (ADR)
  Ube Industries, Ltd.
  Union de Assurance de Paris
  Yamaichi Securites Company, Ltd.
  Yamanouchi Pharmaceutical Company, Ltd.

Deletions
  Aokam Perdana Bhd
  Bilspedition "B" Free
  Cimentas
  Comercial Del Plata (ADR)
  CRH Plc  Grand Magasins Jelmoli (Bearer)

(Middle Column)

  Grand Magasins Jelmoli (Warants)
  Grupo Casa Autrey, S.A. de C.V. (ADR)
  Hino Motors Company, Ltd.
  Izmir Demir Celik
  Kingfisher Plc
  Nippon Paint Corporation
  Saint Gobain
  Sampoerna
  Standard Chartered Bank Plc
  Telefonos de Mexico, S.A. (ADR)
  Tjiwi Kimia
  Tolmex, S.A. de C.V.
  Western Mining Corporation
  Wilson & Horton, Ltd.

Increases in Holdings
  Argha Karya Prima Industries
  Banque Nationale de Paribas
  Boskalis Westminster Certificates
  Brierley Investments, Ltd.
  Cetelem
  Chuetsu Pulp & Paper Company, Ltd.
  Compagnie de Suez
  Corporacion Mapfre
  Elf Aquitaine
  Elsevier N.V.
  First Israel Fund, Inc
  Fisher & Paykel Industries, Ltd.
  Honda Motor Company, Ltd.
  Iberdrola Nuevas
  Ichikoh Industries, Ltd.
  Inco, Ltd.
  Japan Vilene Company, Ltd.
  Jefferson Smurfit Group
  Joshin Denki Company, Ltd.
  Kankaku Securities, Ltd.
  Komatsu Forklift Company, Ltd.
  Matsushita Refrigeration Company, Ltd.

(Right Column)

  Matsuzakaya Company, Ltd.
  Mayne Nickless, Ltd.
  Nippon Chemi-Con Corporation
  Nippon Yakin Kogyo Company, Ltd.
  Nomura Securities Company, Ltd.
  Petroleum Geo Services (ADR)
  Pfaff GM AG
  Repsol S.A.
  Royal Company, Ltd.
  Royal Dutch Petroleum Company
  Samancor, Ltd. (ADR)
  Seino Transportation Company, Ltd.
  Settsu Corporation
  Societe Generale
  Sony Corporation
  Takare Plc
  Tosho Corporation
  Union Miniere
  Waterford Glass/Wedgewood Holdings Plc

Decreases in Holdings
  Antofagasta Holdings Plc
  Grupo Financiero Banamex "C"
  Grupo Financiero Bancomer "C"
  Johannesburg Consolidated Investments,
    Ltd. (ADR)
  Makino Milling Company, Ltd.
  Matsushita Electric Industrial Company, Ltd.
  Minebea Company, Ltd.
  Mori Seiki Company, Ltd.
  NOK Corporation
  NTN Toyo Bearing Company, Ltd.
  Rio Tinto Zinc Corporation Plc
  Rustenburg Platinum Holdings, Ltd. (ADR)
  Stanley Electric Company, Ltd.
  Yamato Kogyo Company, Ltd.

Purchased and Sold Same Period
  Telewest Communications

Lexington International Fund, Inc.
Statement of Assets and Liabilities
December 31, 1994

Assets
Investments in securities, at value (cost $14,968,006) (Note 1) ................................ $15,556,718
Cash ...........................................................................................   2,186,839
Receivable for investment securities sold ......................................................     137,431
Receivable for shares sold .....................................................................      37,045
Dividends and interest receivable ..............................................................      26,813
Foreign taxes recoverable ......................................................................      15,837
Deferred organization expenses (Note 1) ........................................................      31,412
Unrealized gain on open forward contracts (Note 7) .............................................      72,394
                                                                                                 -----------
        Total Assets ...........................................................................  18,064,489
                                                                                                 -----------

Liabilities
Due to Lexington Management Corporation (Note 2) ...............................................       1,252
Payable for investment securities purchased ....................................................      85,559
Payable for shares redeemed ....................................................................      22,120
Accrued expenses ...............................................................................     108,736
Distributions payable ..........................................................................       3,465
                                                                                                 -----------
        Total Liabilities ......................................................................     221,132
                                                                                                 -----------
Net Assets (equivalent to $10.37 per share on 1,721,220 shares outstanding) (Note 4) ........... $17,843,357
                                                                                                 ===========
Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares,
  $.001 par value per share .................................................................... $     1,721
Additional paid-in capital .....................................................................  17,518,058
Distributions in excess of net realized gains on investments and foreign currency holdings
  (Note 1) .....................................................................................    (338,043)
Net unrealized appreciation of investments and foreign currency holdings .......................     661,621
                                                                                                 -----------
                                                                                                 $17,843,357
                                                                                                 ===========


    The Notes to Financial Statements are an integral part of this statement.

(Left Column)

Lexington International Fund, Inc.
Statement of Operations
January 3, 1994 (commencement of operations) to December 31, 1994

Investment Income
Dividends .............................................  $   226,711
Interest ..............................................       26,630
                                                         -----------
                                                             253,341
Less: foreign tax expense .............................       31,819
                                                         -----------
        Investment income .............................                 221,522
                                                                       --------

Expenses
  Investment advisory fee (Note 2) ....................      152,230
  Accounting and shareholder services
    expenses (Note 2) .................................       17,599
  Custodian and transfer agent expenses ...............       74,514
  Printing and mailing ................................       21,910
  Directors' fees and expenses ........................       12,009
  Audit and legal .....................................       21,501
  Registration fees ...................................        4,505
  Distribution expenses (Note 3) ......................       37,569
  Computer expense ....................................        6,395
  Other expenses ......................................        9,245
  Amortization of deferred organization
    expenses (Note 1) .................................        6,992
                                                         -----------
    Total expenses ....................................                 364,469
                                                                       --------
        Net investment loss ...........................                (142,947)

Realized and Unrealized Gain on Investments (Note 5)
  Realized gain on investments and foreign currency
    transactions (excluding short-term securities):
      Proceeds from sales .............................   14,486,848
      Cost of securities sold .........................   14,318,146
                                                         -----------
        Net realized gain .............................                 168,702
  Unrealized appreciation of investments
    and foreign currency holdings:
    End of period .....................................      661,621
    Beginning of period ...............................           -
                                                         -----------
      Change during period ............................                 661,621
                                                                       --------
        Net realized and unrealized gain
          on investments and foreign
          currency holdings ...........................                 830,323
                                                                       --------

Increase in Net Assets Resulting
    from Operations ...................................                $687,376
                                                                       ========

(Right Column)

Lexington International Fund, Inc.
Statement of Changes in Net Assets
January 3, 1994 (commencement of operations) to December 31, 1994

Net investment loss ............................................... $  (142,947)
Net realized gain from investments and foreign currency
  transactions ....................................................     168,702
Increase in unrealized appreciation of investments and
  foreign currency holdings .......................................     661,621
                                                                    -----------
      Net increase in net assets resulting
        from operations ...........................................     687,376
Distribution to shareholders from net realized gains from
  security transactions (Note 1) ..................................    (168,702)
Distributions to shareholders in excess of net realized
  gains from security transactions (Note 1) .......................    (195,096)
Increase in net assets from capital share transactions
  (Note 4) ........................................................  17,519,779
                                                                    -----------
      Net increase in net assets ..................................  17,843,357

Net Assets:
  Beginning of period .............................................       -
                                                                    -----------
  End of period ................................................... $17,843,357
                                                                    ===========

   The Notes to Financial Statements are an integral part of these statements.

Lexington International Fund, Inc.

Notes to Financial Statements
January 3, 1994 (commencement of operations) to December 31, 1994

1.  Significant Accounting Policies

Lexington International Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 3, 1994. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:


    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Investments are stated at market value based on closing prices reported by the exchange on which the securities are traded on the last business day of the period or, for over-the-counter securities, at the average between bid and asked prices, except for short-term securities which are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.


    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reported in the statement of operations.


    Distributions In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31, 1994, book and tax basis differences amounting to $142,947 have been reclassified from undistributed net investment income to distributions in excess of net realized gains on investments. Distributions in excess of net realized gains reflect temporary book-tax differences arising from losses resulting from wash sales and Internal Revenue Code ("IRC") Excise Tax distribution requirements and associated post-October loss deferral provisions, which effectively allow the deferral of net realized capital losses to the next tax year.


    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.


    Deferred Organization Expenses Organization expenses aggregating $38,404 have been deferred and are being amortized on a straight-line basis over five years.

Lexington International Fund, Inc.
Notes to Financial Statements
January 3, 1994 (commencement of operations) to December 31, 1994 (continued)

2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1% of average daily net assets. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1994.


The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

3.  Distribution Plan

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Fund Distributors, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding .25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1994 were $37,569 and are set forth in the statement of operations.

4.  Capital Stock

Transactions in capital stock were as follows:



                                                                            Year Ended
                                                                         December 31, 1994
                                                                   ----------------------------
                                                                      Shares           Amount
                                                                      ------           ------
Shares sold .....................................................   2,131,458        $21,962,295
Shares issued to shareholders on reinvestment of dividends ......      34,849            360,333
                                                                    ---------        -----------
                                                                    2,166,307         22,322,628
Shares redeemed .................................................    (445,087)        (4,802,849)
                                                                    ---------        -----------
Net increase ....................................................   1,721,220        $17,519,779
                                                                    =========        ===========


5.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1994, excluding short term securities, were $29,286,152 and $14,486,848, respectively.

At December 31, 1994, aggregate gross unrealized appreciation for all securities and foreign currency holdings (including foreign currency receivables and payables) in which there is an excess of value over tax cost amounted to $1,582,794 and aggregate gross unrealized depreciation for all securities and foreign currency holdings in which there is an excess of tax cost over value amounted to $921,173.

6.  Investment Risks

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can

Lexington International Fund, Inc.
Notes to Financial Statements
January 3, 1994 (commencement of operations) to December 31, 1994 (continued)

significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

7.  Forward Foreign Exchange Contracts

At December 31, 1994, the Fund was committed to sell foreign currencies under the following forward foreign exchange contracts:

                                                                               Unrealized
                                                                                 Gain at
                         Settlement     Contract     Contract    Current       December 31,
   Currency                 Date         Amount         Rate       Rate            1994
   --------              ----------     --------     --------    -------       ------------
Japanese Yen ........      2/21/95     $  394,059      98.97      99.70           $ 2,885
Japanese Yen ........      5/15/95        744,000      96.00      99.70            27,611
Japanese Yen ........      5/25/95        775,715      96.69      99.70            23,458
Japanese Yen ........      6/06/95      1,372,000      98.36      99.70            18,440
                                       ----------                                 -------
                                       $3,285,774                                 $72,394
                                       ==========                                 =======



Lexington International Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:



                                                                January 3, 1994
                                                               (commencement of
                                                                 operations) to
                                                               December 31, 1994
                                                               -----------------
Net asset value, beginning of period ..............................  $10.00
                                                                     ------
Income (loss) from investment operations:
  Net investment loss .............................................    (.08)
  Net realized and unrealized gain on investments .................     .67
                                                                     ------
  Total income from investment operations .........................     .59
                                                                     ------
Less distributions:
  Distributions from net realized capital gains ...................    (.10)
  Distributions in  excess  of net  realized  capital  gains
    (Temporary  book-tax difference) ..............................    (.12)
                                                                     ------
  Total distributions .............................................    (.22)
                                                                     ------
Net asset value, end of period ....................................  $10.37
                                                                     ======
Total return ......................................................   5.87%
Ratio to average net assets:
  Expenses ........................................................   2.39%
  Net investment loss .............................................   (.94%)
Portfolio turnover ................................................  100.10%
Net assets at end of period (000's omitted) .......................  $17,843

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